Supplement dated March 18, 2016 to the
Currently Effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information of Prudential MoneyMart Assets, Inc. (the “Fund”)

This supplement should be read in conjunction with your Prospectus and should be retained for future reference.

As previously communicated, effective on or about March 30, 2016, in connection with the amendments to Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended, the Fund will begin operating as a “government money market fund,” as defined in Rule 2a-7. In conjunction with these changes, the Board of Directors of the Fund has recently approved a revised change in the name of the Fund. Accordingly, effective on or about March 30, 2016, the name of the Fund will be changed to “Prudential Government Money Market Fund, Inc.”

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